Exhibit 10.31

WAIVER LETTER

Whereas, reference is made to a certain Loan and Security Agreement dated as of December 29, 2003, by and between Silicon Valley Bank, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 (the “Bank”) and Voxware, Inc., a Delaware corporation with an office located at 168 Franklin Corner Road, Lawrenceville, New Jersey 08648 (the “Borrower”) as amended by a First Loan Modification Agreement dated as of May 28, 2004, by and between the Borrower and the Bank (as amended and in effect, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement

Whereas, reference is made to a certain Security Agreement dated as of January 27, 2004, by and between the Bank and Verbex Acquisition Corporation, a Delaware corporation with an office located at 168 Franklin Corner Road, Lawrenceville, New Jersey 08648 (“Verbex”) (as amended and in effect, the “Security Agreement”).

1. Waiver. The Borrower hereby acknowledges that it is currently in default under the Loan Agreement by virtue of Borrower’s failure to file its: (i) 2001 Federal Income Tax return, (ii) 2002 Federal Income Tax return, and (iii) 2002 New Jersey State Income Tax return (the “Borrower’s Existing Defaults”). Verbex hereby acknowledges that it is currently in default under the Security Agreement by virtue of Verbex’s failure to file its: (i) 2002 New Jersey State Income Tax return, and (ii) 2002 Massachusetts Income Tax return (the “Verbex’s Existing Defaults”) (the Borrower’s Existing Defaults and Verbex’s Existing Defaults, collectively referenced hereto as the “Existing Defaults”). The Bank hereby waives the Existing Defaults, provided that such tax returns are promptly filed on or before October 13, 2004, and the unpaid taxes, fees and penalties relating to such returns do not exceed Five Thousand Dollars ($5,000.00) in the aggregate. The Borrower and Verbex each represent that there are no filed or recorded liens resulting from such outstanding taxes owed. The Borrower and Verbex hereby acknowledge and agree that except as specifically provided herein, nothing contained herein shall be deemed or otherwise construed as a waiver by the Bank of any of its rights and remedies pursuant to the Loan Documents, applicable law or otherwise.

2. Limited Waiver. Except to the limited extent expressly provided herein with respect to the waiver set forth above, nothing contained herein shall, or shall be construed to: (a) modify the Loan Agreement, Security Agreement, or other Loan Documents (as defined in the Loan Agreement), (b) modify, waive, impair, or affect any of the covenants, agreements, terms, and conditions thereof, or (c) waive the due keeping, observance and/or performance thereof, each of which is hereby ratified and confirmed by Borrower and Verbex.

3. Event of Default. The Borrower and Verbex hereby certify that, no Event of Default (or event which, with the passage of time, the giving of notice, or both would constitute an Event of Default under the Loan Agreement or Security Agreement (other than as referenced above)) has occurred and is continuing.

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IN WITNESS WHEREOF, the undersigned have executed this Waiver Letter as an instrument under seal under the laws of the Commonwealth of Massachusetts as of October     , 2004.

BORROWER:		BANK:

VOXWARE, INC.		SILICON VALLEY BANK

By:	/s/ Paul Commons	By:	/s/ Kathleen W. Coviello
Name:	Paul Commons	Name:	Kathleen W. Coviello
Title:	CFO	Title:	Vice President

VERBEX:

VERBEX ACQUISITION CORPORATION

By:	/s/ Paul Commons
Name:	Paul Commons
Title:	CFO

THE GUARANTORS BELOW HEREBY ACKNOWLEDGE THE ABOVE WAIVER BY SVB:

EDISON VENTURE FUND V, L.P.
By:	Edison Partners V, L.P., its general partner

By:	/s/ Ross Martinson
Name:	Ross Martinson
Title:	a general partner

CROSS ATLANTIC TECHNOLOGY FUND II, L.P.

By:	XATF Management II, L.P., its general partner
By:	Cross Atlantic Capital Partners III, Inc., it general partner

By:	/s/ Glenn T. Rieger
Name:	Glenn T. Rieger
Title:	President